UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously reported in the Annual Report on Form 10-K (the “Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2023 by Edgio, Inc. (the “Company”), on June 27, 2023, the Company entered into a Waiver and Tenth Amendment (the “Tenth Amendment”) with Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (the “Lender”), which amends the Loan and Security Agreement dated as of November 2, 2015, between Edgio, Inc. (f/k/a Limelight Networks, Inc.) and the Lender (as amended, the “Credit Agreement”).

The Tenth Amendment amended certain terms and covenants in the Credit Agreement to, among other things: (a) waive a default arising from the Company maintaining funds in certain bank accounts in excess of $6,000,000 with depository banks other than the Lender, (b) waive a default arising from not maintaining at least $15,000,000 in cash and cash equivalents in deposit accounts located at the Lender, (c) waive a default arising from the Company not maintaining cash and similar assets with the Lender that at least equal current liabilities without deferred revenue, (d) amend the dates on which the Company must provide its financial projections for the fiscal year ending December 31, 2023, copies of the Form 10-K for the fiscal year ended December 31, 2022, and copies of its Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 2023, and (e) amend the deadline by which the Company must direct customers to delivery payments to a specified account, and amend the borrowing base to include 50.0% of the Company’s eligible accounts receivable.

The information previously reported in or filed with the Form 10-K is hereby incorporated by reference. The foregoing description of the Tenth Amendment does not purport to be complete and is qualified in its entirety by reference to the Tenth Amendment. A copy of the Tenth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 2.02	Results of Operations and Financial Condition

On June 29, 2023, the Company issued a press release addressing its previously announced restatement, the filing with the SEC of the Form 10-K filing announcing it will hold a conference call to provide a business update on its fiscal year ending December 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act and Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Waiver and Tenth Amendment to Loan and Security Agreement between Edgio, Inc. (f/k/a Limelight Networks, Inc.) and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), dated June 27, 2023 (incorporated by reference to Exhibit 10.14.09 to the Annual Report on Form 10-K (File No. 001-33508) filed on June 29, 2023).

99.1	Press Release of Edgio, Inc., dated June 29, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2023	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary